UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022 (May 18, 2022)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, the Board of Directors (the “Board”) of Y-mAbs Therapeutics, Inc. (the “Company), appointed Thomas Gad, the Company’s President and Head of Business Development & Strategy, to serve as the Company’s Interim Chief Executive Officer until a new Chief Executive Officer could be engaged. In consideration therefore, on May 18, 2022, the Board temporarily increased Mr. Gad’s base salary by a gross monthly amount of $10,000 calculated from April 22, 2022, until such date as a new permanent Chief Executive Officer commences his or her employment with the Company.

In connection therewith and as additional compensation therefore, on May 18, 2022, Mr. Gad also received a grant of 60,000 options (the “Options”), all of which represent stock options to purchase (1) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), under the Company’s 2018 Equity Incentive Plan, at an exercise price equal to $9.52 per share, the closing sale price of the Company’s Common Stock on the NASDAQ Global Select Market on May 18, 2022, The Options have the Company’s customary four (4) year vesting period with 25% of the shares vesting on the anniversary of the grant date and, thereafter, as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date. The Options have a ten (10) year term.

The information furnished pursuant to Item 5.02 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: May 19, 2022	By:	/s/ Bo Kruse
Bo Kruse
Executive Vice President, Secretary, Treasurer and Chief Financial Officer